UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2021	(	March 12, 2021)
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	Texas			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021, the Board of Directors of Marathon Oil Corporation elected Holli C. Ladhani as a member of the Board and increased the size of the Board to ten, effective March 31, 2021. In addition, the Board determined that Ms. Ladhani is independent and appointed her as a member of the Corporation’s Audit and Finance and Health, Environmental, Safety and Corporate Responsibility committees.

Ms. Ladhani will participate in the Marathon Oil Corporation Non-Employee Director Compensation Package. Under the package, Ms. Ladhani will receive a pro-rated annual cash retainer of $71,250 and a pro-rated annual stock unit award of $112,500. There are no arrangements or understandings between Ms. Ladhani and any other person pursuant to which she was elected as a director.

Additionally, on March 12, 2021, Gregory H. Boyce and Douglas L. Foshee notified the Corporation that they would not stand for re-election as directors of the Corporation at the 2021 Annual Meeting of Stockholders. Mr. Boyce has served on the Board since 2008 and was appointed Independent Lead Director in 2019. Mr. Foshee has served on the Board since 2018. Both directors will continue to serve on the Board through the end of their term on May 26, 2021. Their decision not to stand for re-election was not the result of any disagreement relating to the Corporation’s operations, policies or practices. Following the end of their term, the size of the Board will be set at eight. The Corporation thanks Mr. Boyce and Mr. Foshee for their service.

Following the 2021 Annual Meeting of Stockholders, Marcela Donadio will serve as the Independent Lead Director of the Corporation. Mr. Boyce will continue as Independent Lead Director until that time.
A copy of the press release announcing Ms. Ladhani’s appointment is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release of Marathon Oil Corporation, dated March 17, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

March 17, 2021	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer